Exhibit 10.3

Execution Version

SIXTH AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 27, 2018, is by and among CROSSAMERICA PARTNERS LP (formerly known as Lehigh Gas Partners LP), a Delaware limited partnership (the “Partnership”), LEHIGH GAS WHOLESALE SERVICES, INC., a Delaware corporation (“Services” and together with the Partnership, the “Borrowers”), the Material Domestic Subsidiaries of the Borrowers party hereto (collectively, the “Guarantors”), the Lenders (as defined below) party hereto and CITIZENS BANK OF PENNSYLVANIA, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrowers, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of March 4, 2014 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of July 2, 2014, that certain Waiver, Second Amendment to Third Amended and Restated Credit Agreement and Joinder dated as of September 30, 2014, that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of July 26, 2016, that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of December 13, 2016, that certain Fifth Amendment to Third Amended and Restated Credit Agreement and Consent dated as of April 25, 2018 and as may be further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENT TO CREDIT AGREEMENT

1.1Amendment to Section 1.1.  The definition of “Consolidated EBITDA” is hereby amended and restated in its entirely as follows:

  “Consolidated EBITDA” shall mean, as of any date of determination for the four (4) consecutive fiscal quarter period ending on such date, without duplication, (a) Consolidated Net Income for such period plus (b) the sum of the following to the extent deducted in calculating Consolidated Net Income for such period:  (i) Consolidated Interest Expense for such period, (ii) tax expense (including, without limitation, any federal, state, local and foreign income and similar taxes) of the Credit Parties and their Subsidiaries for such period, (iii) depreciation and amortization expense of the Credit Parties and their Subsidiaries for such period, (iv) other non-cash charges (excluding reserves for future cash charges) of the Credit Parties and their Subsidiaries for such period, including non-cash charges for impairments, Equity Interest Compensation and distribution accretion charges, (v) transaction fees and expenses incurred in connection with negotiation, execution, and delivery of this Agreement (and any subsequent modification or amendment of this Agreement) in an aggregate amount not to exceed $6,000,000 in the aggregate, (vi) fees and expenses incurred in connection with any Permitted Acquisition or Disposition permitted pursuant to Section 6.4, regardless of whether such acquisition or Disposition closes; provided that the amount of such fees and expenses for such acquisition shall not exceed 10.0% of the total consideration paid (or proposed to be paid), (vii) expenses incurred in connection with the offering of Equity Interests in the Partnership or an offering of Qualified Senior Notes, in each case, only to the extent such expenses are reasonable and customary for such offerings, as approved by the Administrative Agent in its reasonable discretion, (viii) other extraordinary expenses not incurred in the ordinary course of business in an aggregate amount not to exceed $1,000,000 in any twelve (12) month period, (ix) early termination fees incurred in connection with the termination of leases in an aggregate amount not to exceed $3,800,000 for any four (4) consecutive fiscal quarter period starting with the four (4) consecutive fiscal quarter period ending June 30, 2018 and ending with the four (4) consecutive fiscal quarter period ending March 31, 2019, and (x) extraordinary losses minus (c) non-cash charges previously added back to Consolidated Net Income in determining Consolidated EBITDA to the extent such non-cash charges have become cash charges during such period minus (d) any other non-recurring, non-cash gains during such period (including, without limitation, (i) gains from the sale or exchange of assets and (ii) gains from early extinguishment of Indebtedness or Hedging Agreements of the Credit Parties and their Subsidiaries).

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1Closing Conditions.  This Amendment shall become effective as of the day and year set forth above (the “Sixth Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)Executed Amendment.  The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the Required Lenders and the Administrative Agent.

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(b)Default.  Both immediately before and immediately after giving effect to this Amendment, no Default or Event of Default shall exist.

(c)Fees, Expenses and Interest.  The Administrative Agent shall have received from the Borrowers such fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and King & Spalding LLP shall have received from the Borrowers payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment for which invoices (including estimated expenses) have been presented to the Borrowers at least two (2) days before the Sixth Amendment Effective Date unless otherwise agreed by the Borrowers and the Administrative Agent.

(d)Miscellaneous.  All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE III
MISCELLANEOUS

3.1Amended Terms.  On and after the Sixth Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.  This Amendment shall not (a) be construed as a waiver of any breach, Default or Event of Default, (b) affect the right of the Lenders to demand compliance by the Credit Parties with all terms and conditions of the Credit Documents, except as specifically modified by this Amendment, (c) be deemed a waiver of any transaction or future action on the part of the Credit Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Documents, or (d) be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Credit Document, whether arising as a consequence of any Default or Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

3.2Representations and Warranties of Credit Parties.  Each of the Credit Parties represents and warrants as follows:

(a)It has taken all necessary limited liability company, partnership or corporate action to authorize the execution, delivery and performance of this Amendment.

(b)This Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws

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affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Amendment.

(d)The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except to the extent that any such representation and warranty specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof.

(e)Both immediately before and immediately after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Secured Parties, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g)The Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3Reaffirmation of Credit Party Obligations.  Each Credit Party hereby ratifies the Credit Agreement and all other Credit Documents to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and all other Credit Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

3.4Credit Document.  This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5Expenses.  The Borrowers agree to pay all reasonable costs and out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6Further Assurances.  The Credit Parties agree to promptly take such action, upon the reasonable request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

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3.7Entirety.  This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8Counterparts; Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9No Actions, Claims, Etc.  As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement or any other Credit Documents applicable to such Persons, on or prior to the date hereof.

3.10GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.11Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

3.12Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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CROSSAMERICA PARTNERS LP

SIXTH AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWERS:cross america partners LP,

     a Delaware limited partnership

By: CrossAmerica GP LLC, its general partner

By: /s/ Evan Smith

Name: Evan Smith

Title:   Vice President and Chief Financial Officer

LEHIGH GAS WHOLESALE

     SERVICES, INC., a Delaware corporation

By: /s/ Evan Smith

Name: Evan Smith

Title:   Vice President, Chief Financial Officer and Treasurer

CROSSAMERICA PARTNERS LP

SIXTH AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT

GUARANTORS:LGP OPERATIONS LLC,

    a Delaware limited liability company

LEHIGH GAS WHOLESALE LLC,

    a Delaware limited liability company

EXPRESS LANE, INC.,

    a Florida corporation

LGP REALTY HOLDING GP LLC,

    a Delaware limited liability company

MINNESOTA NICE HOLDINGS INC.,

    a Delaware corporation

ERICKSON OIL PRODUCTS, INC.,

    a Wisconsin corporation

FREEDOM VALU CENTERS, INC.,

    a Wisconsin corporation

PETROLEUM MARKETERS

    INCORPORATED, a Virginia corporation

PM TERMINALS, INC.,

    a Virginia corporation

PM PROPERTIES, INC.,

    a Virginia corporation

STOP IN FOOD STORES, INC.,

    a Virginia corporation

CAP OPERATIONS, INC.,

    a Delaware corporation

NTI DROP DOWN ONE, LLC,

    a Delaware limited liability company

NTI DROP DOWN TWO, LLC,

    a Delaware limited liability company

NTI DROP DOWN THREE, LLC,

    a Delaware limited liability company

M & J OPERATIONS, LLC,

    a West Virginia limited liability company

CAP WEST VIRGINIA HOLDINGS, LLC,

    a Delaware limited liability company

By: /s/ Evan Smith

Name: Evan Smith

Title:   Vice President, Chief Financial Officer and Treasurer

CROSSAMERICA PARTNERS LP

SIXTH AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT

LGP REALTY HOLDINGS LP,

    a Delaware limited partnership

By: LGP Realty Holding GP LLC, its

       general partner

By: /s/ Evan Smith

Name: Evan Smith

Title: Vice President, Chief Financial Officer and Treasurer

ADMINISTRATIVE AGENT:	CITIZENS BANK OF PENNSYLVANIA, as Lender, as Administrative Agent on behalf of the Lenders and as Swingline Lender

By: /s/ Dale R. Carr

Name: Dale R. Carr

Title:   Senior Vice President

CROSSAMERICA PARTNERS LP

SIXTH AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT

LENDER:	KEYBANK NATIONAL ASSOCIATION,

as a Lender

By: /s/ James A. Gelle

Name: James A. Gells

Title:   Senior Vice President

CROSSAMERICA PARTNERS LP

SIXTH AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT

LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Mark Holm

Name: Mark Holm

Title:   Managing Director

CROSSAMERICA PARTNERS LP

SIXTH AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT

LENDER:	ROYAL BANK OF CANADA,

as a Lender

By: /s/ Frederic Yale-Leduc

Name: Frederic Yale-Leduc

Title:   Authorized Signatory

CROSSAMERICA PARTNERS LP

SIXTH AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT

LENDER:	PEOPLE’S UNITED BANK,

as a Lender

By: /s/ James Riley

Name: James Riley

Title:   Senior Vice President

CROSSAMERICA PARTNERS LP

SIXTH AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT

LENDER:	RAYMOND JAMES BANK, N.A.,

as a Lender

By: /s/ Scott G. Axelrod

Name: Scott G. Axelrod

Title:   Senior Vice President

CROSSAMERICA PARTNERS LP

SIXTH AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT

LENDER:	BARCLAYS BANK PLC,

as a Lender

By: /s/ Jake Lam

Name: Jake Lam

Title:   Assistant Vice President

CROSSAMERICA PARTNERS LP

SIXTH AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION,

as a Lender

By: /s/ Patrick McCarthy

Name: Patrick McCarthy

Title:   Senior Vice President

CROSSAMERICA PARTNERS LP

SIXTH AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT

LENDER:	FIFTH THIRD BANK,

as a Lender

By: /s/ James Holacka

Name: James Holacka

Title:   Director-VP

CROSSAMERICA PARTNERS LP

SIXTH AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT

LENDER:	FIRST TENNESSEE BANK, N.A., as a Lender

By: /s/ Wayne L. Mediamolle, II

Name: Wayne L. Mediamolle, II

Title:   Senior Vice President

CROSSAMERICA PARTNERS LP

SIXTH AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT

LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Brendan Korb

Name: Brendan Korb

Title:   Vice President

CROSSAMERICA PARTNERS LP

SIXTH AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT

LENDER:	MUFG BANK, LTD., as a Lender

By: /s/ George Sloecklein

Name: George Sloecklein

Title:   Managing Director